                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant                              |X|

Filed by a Party other than the Registrant           |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|      Definitive Proxy Statement

|_|      Definitive Additional Materials

|_|      Soliciting Material Pursuant to ss. 240.14a-12


                            CTI GROUP (HOLDINGS) INC.
      --------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which this transaction applies:

            --------------------------------------------------------------------

        (2) Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------


        (4) Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------


        (5) Total fee paid:

            --------------------------------------------------------------------

|_|      Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:

            --------------------------------------------------------------------


        (2) Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------


       (3) Filing Party:

           --------------------------------------------------------------------


       (4) Date Filed:

           --------------------------------------------------------------------

                              [CTI GRAPHIC OMITTED]

                        333 North Alabama St., Suite 240
                             Indianapolis, IN 46204
                                 (317) 262-4666


Dear Stockholder:

         You are cordially invited to attend the 2003 Annual Meeting of Stockholders (the "Annual Meeting") of CTI Group (Holdings) Inc., a Delaware corporation ("CTIG"), which will be held on December 18, 2003, at 11:00 a.m. (U.S. Eastern Standard Time - Indiana Local Time) at the Market Tower Conference Center, 10 West Market Street, Indianapolis, Indiana 46204, located on the 3rd Floor, or any postponement or adjournment of the Annual Meeting.

         At the Annual Meeting, you will be asked to: (i) elect one Class I director and two Class III directors; (ii) ratify the appointment of PricewaterhouseCoopers LLP, as the independent accountants of CTIG; and (iii) act upon such other matters as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

The official notice of the Annual Meeting, a proxy statement, a form of proxy, CTIG's annual report and CTIG's quarterly report on Form 10-QSB for the third quarter of fiscal 2003 are enclosed. Please give this information your careful attention.

         Whether or not you expect to attend the Annual Meeting in person, it is important that your shares be voted at the Annual Meeting. I urge you to specify your choices by marking the enclosed proxy and returning it promptly.

                                          Sincerely,

                                          Harold Garrison
                                          Chairman of the Board of Directors of
                                          CTI Group (Holdings) Inc.

Date: November 25, 2003

                              [CTI GRAPHIC OMITTED]

                        333 North Alabama St., Suite 240
                             Indianapolis, IN 46204
                                 (317) 262-4666


                  NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 18, 2003


To the Stockholders of CTI Group (Holdings) Inc.:


         NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders (the "Annual Meeting") of CTI Group (Holdings) Inc., a Delaware corporation ("CTIG"), will be held on December 18, 2003, at 11:00 a.m. (U.S. Eastern Standard Time - Indiana Local Time) at the Market Tower Conference Center, 10 West Market Street, Indianapolis, Indiana 46204, located on the 3rd Floor, for the following purposes:

         (i) to elect one Class I director and two Class III directors named in the accompanying proxy statement;

         (ii) to consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP, as the independent accountants of CTIG; and

         (iii) to act upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

         The board of directors is not aware of any other business to come before the Annual Meeting.

         The board of directors recommends that you vote "FOR" (i) the election of each of the nominees for the board of directors specified in the enclosed proxy statement; and (ii) the ratification of the appointment of CTIG's independent accountants.

         By resolution of the board of directors, only stockholders of record of CTIG's Class A Common Stock and Class B Common Stock at the close of business on October 22, 2003 are entitled to the notice of and to vote at the Annual Meeting and any adjournment or postponement of the Annual Meeting. A list of CTIG's stockholders of record at the close of business on October 22, 2003 will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, for a period of 10 days prior to the Annual Meeting during ordinary business hours at our offices located at 333 North Alabama St., Suite 240, Indianapolis, IN 46204. Such list of stockholders will also be available for examination by any stockholder at the Annual Meeting.

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, AS SOON AS POSSIBLE IN THE ACCOMPANYING SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                                           By Order of the Board of Directors,

                                           Manfred Hanuschek
                                           Chief Financial Officer and Secretary

Indianapolis, Indiana
November 25, 2003

                              [CTI GRAPHIC OMITTED]

                        333 North Alabama St., Suite 240
                             Indianapolis, IN 46204
                                 (317) 262-4666


                                 PROXY STATEMENT
                       2003 ANNUAL MEETING OF STOCKHOLDERS


                               GENERAL INFORMATION

Date, Time, Place and Purposes of 2003 Annual Meeting of Stockholders

         The board of directors of CTI Group (Holdings) Inc. solicits your proxy for use at the 2003 Annual Meeting of Stockholders (the "Annual Meeting") to be held on December 18, 2003 at 11:00 a.m. (U.S. Eastern Standard Time - Indiana Local Time) at the Market Tower Conference Center, 10 West Market Street, Indianapolis, Indiana 46204, located on the 3rd Floor, for the following purposes:

         (i) to elect one Class I director and two Class III directors named in the accompanying proxy statement;

         (ii) to consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP, as the independent accountants of CTIG; and

         (iii) to act upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

         References in this proxy statement to "CTIG," the "Company," "we," "us," and "our" mean CTI Group (Holdings) Inc. and its subsidiaries unless the context of the description indicates otherwise.

         The notice of the Annual Meeting, this proxy statement, the enclosed form of proxy and the annual report are first being mailed to our stockholders on or about November 25, 2003.

Record Date and Shares Entitled to Vote

         Our board of directors fixed the close of business on October 22, 2003 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of our Class A and Class B Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting, as indicated herein. At the close of business on the Record Date, (i) 26,549,206 shares of Class A Common Stock were issued and outstanding; (ii) 2,833,334 shares of Class B Common Stock were issued and outstanding; and (iii) 140,250 shares of Class A Common Stock constituted our treasury stock, which will not be voted at the Annual Meeting.

Quorum and Voting Rights

         In order for a quorum to be present at the Annual Meeting, a majority of the outstanding shares of our Class A and Class B Common Stock at the close of business on the Record Date must be present in person or represented by proxy at the Annual Meeting. All such shares that are present in person or represented by proxy at the Annual Meeting will be counted in determining whether a quorum is present, including abstentions and broker non-votes. A broker non-vote occurs when shares held of record by a broker are not voted with respect to the proposal because the broker does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.

         Each share of our Class A or Class B Common Stock entitles its holder to one vote on each proposal. Directors are elected (Proposal One) by a plurality of the votes of the shares of our Class A and Class B Common Stock, voting as one class, outstanding at the close of business on the Record Date, which are present in person or represented by proxy at the Annual Meeting. Under Delaware law, an abstention or a broker non-vote will have no legal effect on the election of directors. Therefore, three nominees receiving the most "FOR" votes will be elected as our directors. The ratification of the appointment of PricewaterhouseCoopers LLP as our independent accountants (Proposal Two) and the approval of any other business matters properly brought before the Annual Meeting, or any adjournment or postponement of the Annual Meeting, will require the affirmative vote of the majority of the shares of our Class A and Class B Common Stock, voting as one class, outstanding at the close of business on the Record Date that are present in person or represented by proxy at the Annual Meeting. Under Delaware law, an abstention, but not the broker non-vote, on any proposal, other than the election of directors, will have the same legal effect as an "against" vote. A broker non-vote will not count as a vote against any proposal at the Annual Meeting.

Solicitation of Proxies

         This proxy statement is furnished to you in connection with the solicitation of proxies on behalf of our board of directors for use at the Annual Meeting. The accompanying form of proxy has been prepared at the direction of the board of directors and is sent to you at the request of the board of directors. Our board of directors designated the proxies named in the form of proxy. We will bear all costs of soliciting proxies, including the cost of printing and mailing this proxy statement. In addition to the solicitation by mail, our directors, officers and employees may solicit proxies from stockholders in person or by telephone. Those directors, officers and employees will not receive additional compensation for that solicitation but may be reimbursed for their out-of-pocket expenses. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the solicitation of votes from beneficial owners of shares held of record by such persons or entities. We will reimburse those custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

         A form of proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy will be voted in accordance with its instructions. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all your shares of Class A and Class B Common Stock "FOR": (i) the election of one nominee for Class I director and two nominees for Class III directors named in the proxy statement; (ii) the ratification of the appointment of PricewaterhouseCoopers LLP, as our independent accountants; and (iii) the approval of any other business matters which may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

         The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Annual Meeting:
(i) matters to be presented at the Annual Meeting which we did not have notice on or prior to the close of business on November 18, 2003; (ii) approval of the minutes of the prior annual meeting of stockholders, if such approval does not amount to ratification of the action taken at that prior annual meeting; (iii) any proposal omitted from this proxy statement and form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (iv) matters incident to the conduct of the Annual Meeting.


         Our board of directors is not currently aware of any matters that will be brought before the Annual Meeting (other than procedural matters) that are not referred to in the enclosed notice of the Annual Meeting. However, if any additional matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy will vote the proxy cards in their discretion in accordance with their best judgment and in the manner they believe to be in our best interests.

Revocation of Proxies

         Sending in the signed proxy will not affect the stockholder's right to deliver a subsequent proxy or attend the Annual Meeting and vote in person because the proxy is revocable. A stockholder may revoke the proxy at any time before it is voted by giving written notice of revocation to Manfred Hanuschek, our Chief Financial Officer and Secretary. Upon giving the written notice of revocation, a stockholder may duly execute a later dated proxy relating to the same shares or attend the Annual Meeting and vote in person. Attendance of the Annual Meeting will not in itself constitute a revocation of the proxy. Before the taking of the vote at the Annual Meeting, any written notice of revocation and a subsequent proxy should be sent to CTI Group (Holdings) Inc., 333 North Alabama St. Suite 240, Indianapolis, IN 46204, attention: Manfred Hanuschek or hand delivered to Manfred Hanuschek.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT


         The following table sets forth information as of November 11, 2003 with respect to the beneficial ownership of our Class A and Class B Common Stock by:
(i) each person who is known to us to be the beneficial owner of more than five percent of our outstanding Class A or Class B Common Stock; (ii) each of our directors and nominees for election as a director; (iii) our Chief Executive Officer and each other executive officer whose total annual salary and bonus for the fiscal year 2002 exceeded $100,000; and (iv) all of our directors and executive officers as a group. As of November 11, 2003, 26,549,206 shares of our Class A Common Stock and 2,833,334 shares of our Class B Common Stock were outstanding. As of November 11, 2003, our treasury stock consisted of 140,250 shares of our Class A Common Stock.

         The securities "beneficially owned" by an individual, as shown in the table below, are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly, beneficially-owned securities may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options, warrants or convertible debentures within 60 days after November 11, 2003. Shares subject to stock options, warrants or convertible debentures, which an individual has the right to acquire within 60 days after November 11, 2003, are deemed to be outstanding for the purpose of computing the percentage of outstanding shares of the class owned only by such individual or any group including such individual. Beneficial ownership may be disclaimed as to some of the securities.


                                               Amount and Nature                   Amount and Nature
                                                 of Beneficial                      of Beneficial
             Name and Address**                Ownership of Class     Percent      Ownership of Class    Percent
             of Beneficial Owner                A Common Stock       of Class        B Common Stock      of Class
------------------------------------------    -------------------    ---------    --------------------  ----------
Harold D. Garrison, Chairman                     1,545,817 (1)          5.8%          177,178 (2)          6.3%
Michael H. Leeds, Vice-Chairman                     28,125 (3)          *                  --              --
Rupert D. Armitage, Director                       524,344 (4)          2.0%               --              --
John Birbeck, Director                              34,688 (5)          *                  --              --
Thomas W. Grein, Director                            4,688 (6)          *                  --              --
Salah N. Osseiran, Director                     15,778,134 (7)         59.4%        2,371,244 (8)         83.7%
Bradley Houlberg, President and Chief              140,000 (9)          *                  --              --
Executive Officer
Manfred Hanuschek, Chief Financial Officer          18,750 (10)         *                  --              --
and Secretary
William Miller, Chief Operating Officer             55,550 (11)         *               5,892               *
Adrian Burt, UK Managing Director                  119,216 (12)         *                  --              --
All directors and executive officers as a       18,249,312 (13)        67.8%        2,554,314             90.2%
group (10 persons)

----------------------------
*        Less than 1%.

** The business address of our directors and executive officers is CTI Group (Holdings) Inc., 333 North Alabama Street, Suite 240, Indianapolis, Indiana 46204.

(1) Includes 502,980 shares of our Class A Common Stock held by Mr. Garrison directly, 591,927 of our Class A Common Stock owned by Sunset, LLC, of which Mr. Garrison is the Managing Member, 422,785 shares of our Class A Common Stock owned by HDG Investments, LLC, of which Mr. Garrison is the sole member, and an exercisable option to purchase 28,125 shares of our Class A Common Stock.

(2) Includes 14,732 shares of our Class B Common Stock held by Mr. Garrison directly, 94,762 shares of our Class B Common Stock owned by Sunset, LLC, of which Mr. Garrison is the Managing Member, and 67,684 shares of our Class B Common Stock owned by HDG Investments, LLC, of which Mr. Garrison is the sole member.

(3) Represents an exercisable option to purchase 28,125 shares of our Class A Common Stock.

(4) Includes exercisable options to purchase 58,125 shares of our Class A Common Stock, 85,000 shares owned by Mr. Armitage's spouse and 100,000 shares owned by Ambit Research Ltd., of which Mr. Armitage is the Managing Director.

(5) Includes an exercisable option to purchase 4,688 shares of our Class A Common Stock.

(6) Represents an exercisable option to purchase 4,688 shares of our Class A Common Stock.

(7) Includes 45,000 shares of our Class A Common Stock owned by Salsel Corporation Limited, 13,204,366 shares of our Class A Common Stock owned by Hawazen (BVI) Corp., 2,525,643 shares of our Class A Common Stock owned by Fairford Holdings Limited and an exercisable option to purchase 3,125 shares of our Class A Common Stock. Salah N. Osseiran Trust, a revocable trust, of which Mr. Osseiran is the grantor and sole beneficiary, is the sole stockholder of Salsel Corporation Limited, Hawazen (BVI) Corp. and Fairford Holdings Limited. Mr. Osseiran is the Managing Director of Salsel Corporation Limited, Hawazen (BVI) Corp. and Fairford Holdings Limited.

(8)      Includes 2,113,902 shares of our Class B Common Stock owned by Hawazen
         (BVI) Corp. and 257,342 shares of our Class B Common Stock owned by Fairford Holdings Limited. Salah N. Osseiran Trust, a revocable trust, of which Mr. Osseiran is the grantor and sole beneficiary, is the sole stockholder of Hawazen (BVI) Corp. and Fairford Holdings Limited. Mr. Osseiran is the Managing Director of Hawazen (BVI) Corp. and Fairford Holdings Limited.

(9) Represents an exercisable option to purchase 140,000 shares of our Class A Common Stock.

(10) Represents exercisable options to purchase 18,750 shares of our Class A Common Stock.

(11) Includes exercisable options to purchase 18,750 shares of our Class A Common Stock.

(12) Includes exercisable options to purchase 68,750 shares of our Class A Common Stock.

(13) Excludes 578,709 shares of Class A Common Stock held directly or indirectly by Stephen Bartkiw, who resigned as our director as of March 7, 2003.

                      PROPOSAL ONE - ELECTION OF DIRECTORS

Directors and Nominees for Election to the Board of Directors

         On February 12, 2001, we consummated a merger (the "Merger") with Centillion Data Systems, Inc. ("Centillion"). Pursuant to the terms of the Merger, our Certificate of Incorporation was amended (the "Certificate of Incorporation") to divide our board of directors into three classes: Class I, Class II and Class III having staggered terms of office. Directors of each class of our board of directors serve for a term of three years and until their successors have been elected and qualified, except in the event of their earlier resignation or removal. Our Certificate of Incorporation provides that after July 1, 2003, holders of Class A and Class B Common Stock, voting as one class, have the right to elect Class I, II and III directors.

         As of June 11, 2002, Mr. Johns, our former Class III director, resigned from our board of directors and Messrs. Armitage and Birbeck constituted our Class III directors. In accordance with our Certificate of Incorporation, as of September 4, 2002, Mr. Osseiran was elected as a Class I director by the majority of our Class I and II directors remaining in office voting as a group. Mr. Osseiran previously served as our Class I director from February 12, 2001 until his resignation on September 6, 2001. As of March 7, 2003, Steve Bartkiw, our former Class I director, resigned from our board of directors and Messrs. Garrison and Osseiran constituted our Class I directors.

                                  Position Held                               Director           Term
            Name                    in CTIG                      Class          Since           Expires
     -----------------            -------------                  -----        ---------         -------
                                                     Nominees

     Salah N. Osseiran              Director                       I             2002             2004
     Rupert Armitage                Director                      III            1995             2006
     John Birbeck                   Director                      III            2001             2006

                                          Directors Remaining in Office

     Harold Garrison                   Chairman                    I             2001             2004
     Michael Leeds                     Vice Chairman              II             2001             2005
     Thomas Grein                      Director                   II             2001             2005


         Our board of directors nominated the nominees named above, who currently serve as our directors. The nominees have indicated their willingness to continue serving as directors. We have no reason to believe that any of the nominees will be disqualified or unable to serve if elected. It is not expected that any of the nominees will be unable to serve, but, if any nominee should be unable to serve, the shares represented by the enclosed proxy will be voted "for" a substitute nominee selected by our board of directors. There is no family relationship between any of our directors, nominees or executive officers. None of our directors or executive officers is a party to any arrangement or understanding with any other person with respect to nominations of directors.

         Salah Osseiran, if elected, will hold office until the 2004 annual meeting of stockholders and until his successor has been elected and qualified. Rupert Armitage and John Birbeck, if elected, will hold office until the 2006 annual meeting of stockholders and until their respective successors have been elected and qualified.

         The following table sets forth information regarding the business experience of our current members of the board of directors during the past five years.

       Name and Age (1)                             Business Experience During Past Five Years
       ----------------                             ------------------------------------------
Harold D. Garrison (55)                 Mr. Garrison became our director and Chairman on February 12, 2001 in
Chairman                                connection with the Merger. Mr. Garrison served as Chairman of Centillion from 1988 until the Merger in 2001. He has also been serving as Chairman and Chief Executive Officer of Mansur Group since 1982 and served as
                                        Chairman of Xila Communications, Inc. from 1983 to 1999. Mr. Garrison currently serves as Chairman of Xila Communications, LLC and is the
                                        Managing Member of Sunset, LLC.

Michael H. Leeds (56)                   Mr. Leeds became our director and Vice-Chairman on February 12, 2001 in
Director and Vice-Chairman              connection with the Merger. Mr. Leeds served as a member of the executive committee of the board of directors of Centillion from 1987 until the Merger in
                                        2001. Since 1997, he has been the Managing Partner of the Boca Raton,
                                        Florida office of the law firm Blank Rome LLP, which is our legal advisor.

Rupert D. Armitage (56)                 Mr. Armitage, a citizen of the United Kingdom, has been our director since
Director                                November, 1995. He is a founding member, Chairman and Managing Director of two software-related companies in the United Kingdom: Ambit Research
                                        Ltd. formed in 1987 and Information from Data Ltd. formed in 1993.

John Birbeck (48)                       Mr. Birbeck, a citizen of the United Kingdom, has served as our director
Director                                since June, 2001. In 1997, Mr. Birbeck founded Network Achemy Ltd. From
                                        1997 until 2001, Mr. Birbeck served as director of Network Achemy Ltd.
                                        From 2000 until 2001, Mr. Birbeck served as director of Avaya
                                        Communications. Since 2001, Mr. Birbeck has been working as a consultant advising new technology start-up companies in the United Kingdom.  Mr.
                                        Birbeck also was a founder of Seer Ltd. in 2000 and serves as its director.

Thomas W. Grein (51)                    Mr. Grein became our director on February 12, 2001 in connection with the
Director                                Merger. Mr. Grein served as director of Centillion from October, 1999 until the Merger in 2001. Mr. Grein has been Vice-President and Treasurer of Eli Lilly and Company, a pharmaceutical company, since January, 2000.
                                        He served as Executive Director of Investor Relations and Assistant
                                        Treasurer from 1994 to 1998 and Executive Director of Finance from 1998 to
                                        2000 in Eli Lilly and Company. Mr. Grein is also a member of the board of directors of the Walther Cancer Foundation.

       Name and Age (1)                             Business Experience During Past Five Years
       ----------------                             ------------------------------------------
Salah N. Osseiran (47)                  Mr. Osseiran, a Lebanese citizen, has been director of Centillion since
Director                                1987. Mr. Osseiran became our director on February 12, 2001, in connection with the Merger, and served until his resignation on September 6, 2001.
                                        As of September 4, 2002, Mr. Osseiran was elected as our Class I director by the majority of our Class I and Class II directors remaining in office voting as a group. Mr. Osserian has been the President and Chief
                                        Executive Officer of Business Projects Company ("BPC"), a Lebanese company located in Beirut, since 1995. BPC owns a bottled water company operating in Lebanon and interests in the other business activities in the Middle
                                        East. Mr. Osseiran has also been since 1995 the Managing Director of the holding companies: Salsel Corporation Limited, Hawazen (BVI) Corp. and
                                        Fairford Holdings Limited.

--------------------------
(1) As of the Record Date.

         OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.

Board of Directors and Committees of the Board

         Currently, our board of directors has an executive committee and an audit committee. In fiscal year 2002, our board of directors held six meetings, the executive committee held two meetings and the audit committee held four meetings. No director attended fewer than 75% of the aggregate of the total number of the board meetings and the total number of meetings held by all committees of the board on which the director served, except for Mr. Grein whose absences were excused by the board. Mr. Grein presided at all audit committee meetings in 2002. There are no material proceedings to which any of our directors, officers, affiliates or more than five percent holders of our Common Stock is a party adverse to us or has a material interest adverse to us.

         The following is a description of the committees of our board of directors.

Executive Committee

         The executive committee consists of Harold Garrison, Michael Leeds and Rupert Armitage. The executive committee is authorized to exercise all the powers and authority of our board of directors in the management of our business and affairs to the fullest extent permitted under the Delaware General Corporation Law. The executive committee determines the compensation and terms of employment of our executive officers and makes initial determinations and recommendations for the issuance of options to our directors and employees.

Audit Committee

         In fiscal year 2002, the audit committee consisted of three directors. From January 1, 2002 through June 11, 2002, Messrs. Armitage, Grein and Leeds served on the audit committee. Mr. Leeds resigned from the audit committee on June 12, 2002. The board of directors appointed Steve Bartkiw as a member of the audit committee as of June 12, 2002. From June 12, 2002 through March 6, 2003, Messrs. Armitage, Grein and Bartkiw constituted our audit committee. Mr. Bartkiw resigned from our board of directors as of March 7, 2003. Since March 7, 2003, Messrs. Armitage and Grein have been serving as members of our audit committee. Mr. Grein serves as our audit committee's chairman and financial expert. All members of the audit committee are independent, as that term is defined in Rule 4200(a)(14) of the NASD's listing standards in effect on the date hereof. Our audit committee is authorized to: (i) hire our independent accountants; (ii) review our systems of accounting; (iii) discuss with our accountants the results of the audit; (iv) conduct independent reviews of our systems of accounting; and
(v) make reports to the board with respect to its findings. On April 29, 2002, the board of directors adopted the audit committee charter, a copy of which was filed with the Securities and Exchange Commission on May 6, 2002, as Appendix I to the proxy statement for our 2002 Annual Meeting of Stockholders.

Audit Committee Report

         The audit committee meets with management and the independent accountants throughout the year. The audit committee meets with the independent accountants to discuss their observations and findings in connection with the review of our quarterly financial statements and audit of the year end financial statements. On February 24, 2003, the audit committee met with management to review and discuss the 2002 audited financial statements. The audit committee also conducted discussions with the independent accountants, PricewaterhouseCoopers LLP, regarding the matters required to be discussed by the Statement on Auditing Standards No. 61. As required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," the audit committee discussed with and received the required written disclosures and confirming letter from PricewaterhouseCoopers LLP regarding its independence and discussed with PricewaterhouseCoopers LLP its independence. Based upon the review and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in the annual report on Form 10-KSB for the fiscal year ended December 31, 2002.

         This audit committee report will not be deemed incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of this proxy statement except to the extent that CTIG specifically requests that this report be specifically incorporated by reference.


         Date: February 24, 2003

                              The Audit Committee:

                                 Rupert Armitage
                                  Thomas Grein

Compensation of Directors

         The compensation paid to non-employee members of the board of directors is as follows:

         (i) $5,000 plus reasonable expenses for attendance at annual meetings;

         (ii) $3,000 plus reasonable expenses for attendance at quarterly meetings;

         (iii) $1,500 plus reasonable expenses for attendance at special and audit committee meetings; and

         (iv) $2,500 plus reasonable expenses for attendance at executive committee meetings.

         In addition, the Chairman receives $5,000 per month plus reasonable expenses and the Vice-Chairman receives $4,000 per month plus reasonable expenses.

         During the fiscal year ended December 31, 2002, Messrs. Garrison, Leeds, Armitage, Bartkiw, Birbeck, Grein, Osseiran and Johns earned non-employee 2002 director fees for their services on the board of directors of $79,500, $70,000, $23,500, $18,500, $21,000, $9,500, $3,000 and $4,500, respectively, plus expenses. Total cash reimbursed out of pocket director expenses amounted to approximately $96,000 in 2002.

         For the nine months ended September 30, 2003, Messrs. Garrison, Leeds, Armitage, Bartkiw, Birbeck, Grein, and Osseiran earned non-employee 2003 director fees for their services on the board of directors of $61,500, $51,500, $16,000, $4,000, $23,500, $4,500 and $9,000, respectively, plus expenses. Total cash reimbursed out of pocket director expenses amounted to approximately $36,000 for the nine months ended September 30, 2003.

         In 2002, Mr. Johns received accumulated payroll compensation through January 31, 2002 of $28,469, as well as automobile and living allowance of $2,225. Mr. Johns also received in 2002 a $500,000 severance payment and was paid $20,269 for claimed unused vacation. Mr. Johns also received $8,502 of relocation expenses and reimbursement of expenses for the early termination of the lease and $100,000 on account of board and other fees that Mr. Johns would have earned after June 11, 2002, the date of his resignation as a member of our board of directors, if he had continued to serve for the balance of his term as our director.

         In 2001, the board of directors engaged a compensation consulting firm to develop, among other items, compensation guidelines and recommendations for granting of options to our directors and officers. Such recommendations identified a structure whereby options were to be granted at the fair market value on the date of grant and vest ratably over four years. The compensation consulting firm recommended (i) first year grants for directors to be for the purchase of 12,500 shares and second and third year grants to be for the purchase of 6,250 shares of our Class A Common Stock And (ii) Executive Committee members additional first year grants for directors to be for the purchase of 62,500 shares and second and third year grants to be for the purchase of 31,250 shares of our Class A Common Stock. Executive Committee members consist of Messrs. Garrison, Leeds and Armitage.

         On September 4, 2002, Messrs. Garrison, Leeds, Armitage, Bartkiw, Birbeck, Grein and Osseiran were granted options to purchase 112,500, 112,500, 112,500, 112,500, 18,750, 18,750 and 12,500 shares of our Class A Common Stock, respectively. The options become exercisable in four equal annual installments beginning on the first anniversary of the grant date.

         On November 5, 2003, Messrs. Garrison, Leeds, Armitage, Birbeck, Grein and Osseiran were granted options to purchase 37,500, 37,500, 37,500, 6,250, 6,250 and 6,250 shares of our Class A Common Stock, respectively. The options become exercisable in four equal annual installments beginning on the first anniversary of the grant date.

         In 2002, we paid approximately $1,600 to Mr. Birbeck for the consulting services provided to CTI Data Solutions Ltd., our subsidiary. During the nine month period ended September 30, 2003 CTI Data Solutions Ltd., our subsidiary, paid Seer Ltd. approximately $8,000 for sales software and licensing and sales consulting services. Mr. Birbeck was a founder of Seer Ltd. and serves as its director.

Executive Officers

         The following table sets forth information regarding the business experience of our executive officers during the past five years:

                                                                             Business Experience During
               Name and Position                  Age (1)                           Past Five Years
-----------------------------------------------  ----------  -------------------------------------------------------------
Bradley Houlberg                                     43      Mr. Houlberg has been our President and Chief Executive
President and Chief Executive Officer                        Officer since January, 2002. Mr. Houlberg was Executive
                                                             Vice-President for Alltel Information Services from 1997 to
                                                             2001. Mr. Houlberg was with Convergys from 1989 to 1997 with his last position as Managing Director.

Manfred Hanuschek                                    42      Mr. Hanuschek has been our Chief Financial Officer since
Chief Financial Officer and Secretary                        June, 2000 and our Secretary since February, 2002. Mr.
                                                             Hanuschek was Chief Financial Officer with ICC Technologies,
                                                             Inc. from 1994 to 1998. From April, 1999 to July, 1999, Mr.
                                                             Hanuschek was employed by us. Mr. Hanuschek was Senior
                                                             Vice-President and Chief Financial Officer of IGI, Inc. from
                                                             July, 1999 to June, 2000.

William Miller                                       45      Mr. Miller has been our Chief Operating Officer since
Chief Operating Officer                                      February, 2001. Since 1996, Mr. Miller had been Senior
                                                             Vice-President and General Manager of the Communications
                                                             Division of Centillion, which merged with us on February
                                                             12, 2001.

Adrian Burt                                          33      Mr. Burt has been the Managing Director of CTI Data
UK Managing Director                                         Solutions, Ltd., our subsidiary, since 1998. From 1995
                                                             until 1997, Mr. Burt was the Marketing Manager for Vocalis
                                                             Group plc. From 1997 to 1998, Mr. Burt worked at Databit
                                                             Limited/Siemens plc as Marketing Manager.

----------------------------

(1) As of the Record Date.

Executive Compensation

         The following table sets forth information regarding compensation, including payments from our subsidiaries, to or accrued for our Chief Executive Officer and other executive officers whose total annual salary and bonus for the fiscal year ended December 31, 2002 exceeded $100,000.

                           Summary Compensation Table
                           --------------------------

                                                                                        Long-Term
                                                                                       Compensation
                                                                                      --------------
                                                      Annual Compensation                 Awards
                                           ----------------------------------------   --------------
                                                                       Other Annual    Securities      All Other
           Name and                                                    Compensation    Underlying     Compensation
        Principal Position           Year     Salary        Bonus           (4)          Options          (6)
--------------------------------     ----  ------------ -------------- -------------   -----------   --------------
Bradley Houlberg, President and
Chief Executive Officer (1)          2002   $   253,557  $  61,875 (7)  $ 118,361        560,000       $        967

Manfred Hanuschek, Chief
Financial Officer and Secretary (2)  2002   $   175,000  $  35,625 (7)  $  43,504         75,000       $      5,500
                                     2001   $   175,000  $  68,750 (3)  $   6,000             --       $      4,000
                                     2000   $    94,972         --      $   3,500             --                 --


William Miller
Chief Operating Officer (5)          2002   $   175,000  $  23,625 (7)  $   6,858         75,000       $      5,500
                                     2001   $   175,000  $ 128,750 (3)  $   5,500             --       $      3,773
                                     2000   $   139,809  $  36,741            --              --       $      7,983

Adrian Burt,                         2002   $   150,312  $  23,875 (7)  $  15,031         75,000       $      4,924
UK Managing Director                 2001   $   135,334  $  32,850 (3)  $  12,083             --       $      5,413
                                     2000   $    79,750        --       $  10,730             --

-------------------
(1) Mr. Houlberg was employed as our President and Chief Executive Officer as of January 28, 2002. Mr. Johns resigned as our President and Chief Executive Officer in September, 2001. Mr. Johns continued to serve as our President and Chief Executive Officer until November 16, 2001 and as our employee until the appointment of Bradley Houlberg as our President and Chief Executive Officer as of January 28, 2002. See, "-- Compensation of Directors" and "-- Certain Relationships and Related Transactions" regarding compensation received by Mr. Johns in 2002.

(2)    Mr. Hanuschek was employed as our Chief Financial Officer as of June 12,
       2000.

(3) Includes year 2001 performance bonus paid in April 2002 of $68,750 paid to Mr. Hanuschek and Mr. Miller and $32,850 paid to Mr. Burt.

(4) Includes relocation expense, annual automobile allowance and club membership dues reimbursed or paid by us. In fiscal year 2002, we paid the following amounts as automobile allowance and reimbursed club dues to Messrs. Houlberg, Hanuschek, Miller and Burt: Mr. Houlberg $5,500 and $3,861, respectively; Mr. Hanuschek $6,000 and $3,003, respectively; Mr. Miller - $6,000 and $858, respectively, and Mr. Burt - $15,031 and $0, respectively. Included in Mr. Houlberg's other annual compensation is $104,000 advance for expenses due to his required relocation to Indianapolis, Indiana. In the event that the entire $104,000 is not utilized, it is to be reimbursed to us. Also included in Mr. Houlberg's other annual compensation is a payment of $5,000 to cover legal costs. Mr. Hanuschek's other annual compensation includes $34,501 of relocation expense reimbursement and relocation expenses paid directly by us in connection with Mr. Hanuschek's required relocation to Indianapolis, Indiana.

(5) Mr. Miller's compensation includes amounts earned as an employee of Centillion through February 12, 2001

(6) Employer's matching contribution under our 401(k) Plan for Messrs. Houlberg, Hanuschek and Miller. Mr. Burt's other compensation is employer match under a defined contribution plan in the UK.

(7) Includes actual year 2002 bonus which was approved by the Board and paid in June 2003.



         The following table sets forth certain information regarding stock option grants made by us to each of the executive officers named in the Summary Compensation Table above:

                        Option Grants in Fiscal Year 2002
                        ---------------------------------

                                                        % of Total
                                          Number of      Options
                                         Securities     Granted to
                                         Underlying     Employees
                                          Options       in Fiscal                   Expiration
           Name                           Granted         Year     Exercise Price       Date
-------------------------------------------------------------------------------------------------
Bradley Houlberg
President and Chief Executive Officer    560,000 (1)      70%          $0.49        02/28/2012

Manfred Hanuschek
Chief Financial Officer and Secretary     50,000 (1)       7%          $0.49        02/28/2012
                                          25,000 (2)       3%          $0.25        09/04/2012
William Miller
Chief Operating Officer                   50,000 (1)       7%          $0.49        02/28/2012
                                          25,000 (2)       3%          $0.25        09/04/2012
Adrian Burt
UK Managing Director                      50,000 (1)       7%          $0.49        02/28/2012
                                          25,000 (2)       3%          $0.25        09/04/2012

--------------------
(1) The option becomes exercisable in four equal annual installments beginning on the first anniversary of February 28, 2002, the grant date.

(2) The option becomes exercisable in four equal annual installments beginning on the first anniversary of September 4, 2002, the grant date.


         On November 5, 2003 Messrs. Burt, Hanuschek, Houlberg and Miller were granted options to purchase 25,000, 25,000, 280,000 and 25,000 shares of our Class A Common Stock, respectively. The options become exercisable in four equal annual installments beginning on the first anniversary of the grant date.


         The following table sets forth certain information regarding stock options exercised during fiscal year 2002 by each of the executive officers named in the Summary Compensation Table above:

                Aggregated Option Exercises in Fiscal Year 2002
                        and Fiscal Year-End Option Values
                ------------------------------------------------



                                                                      Number of Securities     Value of Unexercised
                                                                     Underlying Unexercised   in-the-Money Options at
                                           Shares                      Options at FY-End             FY-End
                                          Acquired         Value         Exercisable/              Exercisable/
                Name                     on Exercise      Realized       Unexercisable           Unexercisable (1)
--------------------------------------  ------------     ---------   ----------------------   ------------------------
Bradley Houlberg
President and Chief Executive Officer         --             --            0/560,000                   $0/$0


Manfred Hanuschek,
Chief Financial Officer and Secretary         --             --            0/75,000                    $0/$0

William Miller
Chief Operating Officer                       --             --            0/75,000                    $0/$0

Adrian Burt,
UK Managing Director                          --             --       50,000/75,000                    $0/$0



(1) Calculation based upon the closing market price of $0.20 per share of our Class A Common Stock on December 31, 2002. On November 18, 2003, the closing market price of our Class A Common Stock was $0.17 per share.


Employment Agreements

Bradley Houlberg

         We entered into an employment agreement with Bradley Houlberg as of January 28, 2002. Pursuant to the agreement, Mr. Houlberg agreed to serve as our President and Chief Executive Officer for an initial period of three years, unless sooner terminated in accordance with the agreement, at the end of which the agreement will automatically renew for successive periods of one year. Mr. Houlberg's annual salary should be not less than $275,000. Our board of directors reviews Mr. Houlberg's salary at least annually to determine if an increase is appropriate, which increase is in the sole discretion of the board. For each calendar year of Mr. Houlberg's employment during which he meets the objectives pursuant to our annual incentive plan, we will pay Mr. Houlberg a bonus of between 22.5% ("Threshold Bonus") and 90% of his salary. Such bonus is in lieu of any cash bonuses provided by us to our employees and senior executives. A bonus of 45% of Mr. Houlberg's salary constitutes a "Target Bonus." Under the agreement, Mr. Houlberg is entitled to (i) reimbursement of specified expenses related, among other matters, to the move of his family to Indianapolis, Indiana and transportation as well as (ii) all normal and usual benefits provided by us to our senior executives.

         We are obligated to grant to Mr. Houlberg no later than the earlier of
(i) 30 days after the commencement of his employment or (ii) on the adoption by the board of the incentive plan, a stock option to purchase shares of our Class A Common Stock equal to 2% of our outstanding Class A Common Stock on a fully-diluted basis on the date of grant (the "Original Grant Date") pursuant to our Stock Option and Restricted Stock Plan (the "Plan"). See "-- Amended and Restated Stock Option and Restricted Stock Plan" for the terms of the Plan. At the end of each year commencing after December 31, 2002 and ending on December 31, 2004 that Mr. Houlberg continues to be employed as our Chief Executive Officer and President, we are obligated to grant to Mr. Houlberg an additional stock option to purchase shares of our Class A Common Stock equal to 1% of our outstanding Class A Common Stock on a fully diluted basis on the Original Grant Date pursuant to the Plan. Each option expires on the tenth anniversary of its date of grant and vests annually over 4 years (1/4 per year on yearly anniversaries) from its date of grant. The exercise price per share for each option is the fair market value of our Class A Common Stock on the date of grant. Each option is otherwise subject to all of the terms and conditions set forth in the Plan.

         The agreement prohibits Mr. Houlberg from divulging confidential information regarding our business, except as his duties may require or as authorized by our board or executive committee. Under the agreement, Mr. Houlberg cannot, during the term of the agreement and for a period of one year after the termination of the agreement, engage in any business or perform any actions in competition with our company worldwide.

         If Mr. Houlberg's employment terminates for any reason, we will pay him as severance pay all accrued and unpaid salary and benefits through the date of termination of his employment ("Termination Date") and unpaid business expenses. If Mr. Houlberg's employment terminates upon his death or disability or upon a change of control, we will pay Mr. Houlberg as additional severance pay (i) an amount equal to his annual salary payable over twelve months plus (ii) a Target Bonus payable pursuant to the incentive plan for such year, and we will pay for the cost to continue Mr. Houlberg's participation in our health and hospitalization plans for twelve months after the Termination Date.

         If Mr. Houlberg's employment terminates pursuant to the majority vote of our board or executive committee or pursuant to Mr. Houlberg's decision to terminate the agreement due to a decrease in his salary, a material decrease in his benefits or a material change in his responsibilities that causes Mr. Houlberg to be of reduced stature, we will pay Mr. Houlberg as additional severance pay (i) an amount equal to his annual salary payable over twelve months plus (ii) a Threshold Bonus payable pursuant to the incentive plan for such year, and we will pay for the cost to continue Mr. Houlberg's participation in our health and hospitalization plans for twelve months after the Termination Date.

         If Mr. Houlberg's employment terminates because Mr. Houlberg's performance of his duties is unsatisfactory or we become aware that Mr. Houlberg was subject to certain disqualifications prior to the effective date of the agreement, we will pay Mr. Houlberg as additional severance pay an amount equal to his annual salary over twelve months.

         We can also terminate Mr. Houlberg's employment for cause. Pursuant to the agreement, the term "cause" means Mr. Houlberg's material failure to observe any of the terms or provisions of the agreement or a breach of his representations in the agreement; dishonesty; fraudulent misrepresentation; an act of moral turpitude; continued neglect, willful misconduct or gross negligence in connection with the performance of his duties; Mr. Houlberg's willful failure to follow the reasonable directions of our board or executive committee, which failure, if curable, is not cured within 30 days after notice to Mr. Houlberg, or which failure, if cured, recurs; Mr. Houlberg's conduct that may adversely affect our business, goodwill or good name; conviction of a crime; misappropriation of funds; or deliberate and premeditated acts against our interests.

         If Mr. Houlberg's employment terminates (i) upon the majority vote of our board or executive committee; (ii) upon Mr. Houlberg's death or disability;
(iii) upon a change of control; (iv) upon a decrease in Mr. Houlberg's salary, a material decrease in his benefits or a material change in his responsibilities that causes Mr. Houlberg to be of reduced stature; or (v) pursuant to notice of termination given by either party under the agreement, Mr. Houlberg will have 90 days following the Termination Date to exercise all vested options.

         If Mr. Houlberg's employment terminates (i) pursuant to Mr. Houlberg's voluntary resignation; (ii) for cause; (iii) due to Mr. Houlberg's disqualifications that occurred prior to the effective date of the agreement; or
(iv) because Mr. Houlberg's performance of his duties is unsatisfactory, all his vested options terminate on the Termination Date.

         If Mr. Houlberg's employment terminates upon a change of control, all his unvested options will immediately vest on the Termination Date. If Mr. Houlberg's employment terminates for any reason other than upon the change of control, all his unvested options will terminate on the Termination Date.

Manfred Hanuschek

         We entered into an employment agreement with Manfred Hanuschek as of May 30, 2000, which was amended as of January 18, 2002. The following is the description of the terms and conditions of the amended agreement. Pursuant to the agreement, Mr. Hanuschek agreed to serve as our Chief Financial Officer for an initial period of three years, commencing on January 18, 2002, unless sooner terminated in accordance with the agreement, at the end of which the agreement will automatically renew for successive periods of one year. Mr. Hanuschek's annual base salary should be not less than $175,000. In addition to the salary, Mr. Hanuschek may receive cash bonuses, as determined by our president or board, in his or its sole discretion. Under the agreement, Mr. Hanuschek is entitled to reimbursement of specified expenses and to participation in any savings, 401(k), pension, group medical and other similar plans, which we may adopt. Under the agreement, Mr. Hanuschek is entitled to reimbursement of relocation expenses related to his required relocation to Indianapolis, Indiana.

         The agreement can be terminated upon a six months notice of termination sent by either party to the agreement prior to the end of the initial three-year term or successive one-year terms, in such event, the agreement will terminate at the end of the respective initial three-year term or successive one-year term. Mr. Hanuschek will be entitled to a severance payment equal to half of his then current annual salary, and Mr. Hanuschek will be entitled to continued group medical and dental benefits and automobile allowance for a six-month period following termination of employment.

         Mr. Hanuschek can terminate the agreement in the event of a change of control or change of management and is entitled to (i) a severance payment equal to his then current annual salary, payable over a twelve-month period after the termination date; and (ii) continued group medical and dental benefits over the twelve-month period.

         We can terminate Mr. Hanuschek's employment for cause at any time. Pursuant to the agreement, the term "cause" means that Mr. Hanuschek (i) materially fails to perform his duties under the agreement (other than the failure due to Mr. Hanuschek's physical or mental illness); (ii) commits an act of dishonesty or breach of trust, or acts in a manner which is inimical or injurious to our business or interests; (iii) violates or breaches any of the provisions of the agreement and fails to cure such breach within 30 days after the receipt of written notice identifying the breach; (iv) intentionally acts or fails to act, which results directly in gain to or personal enrichment of Mr. Hanuschek and injury to us; or (v) is indicted for or convicted of a felony or any crime involving larceny, embezzlement or moral turpitude.

         The agreement prohibits Mr. Hanuschek from divulging confidential information regarding our business except with our prior written consent or except in the proper course of his employment. During Mr. Hanuschek's employment and for a period of six months after the termination of the agreement and, so long as the required severance payment continues to be made, Mr. Hanuschek cannot, except with our prior written consent, engage in any business or perform any actions in competition with our company.

William Miller

         CTI Data Solutions (USA) Inc., our subsidiary ("CTI"), entered into an employment agreement with William Miller as of February 12, 2001. Pursuant to the agreement, Mr. Miller agreed to serve as Chief Operating Officer for an initial period of three years, unless sooner terminated in accordance with the agreement, at the end of which the agreement will automatically renew for successive periods of one year. Mr. Miller's annual base salary should be not less than $175,000. In addition to his salary, Mr. Miller may also receive cash bonuses in the sole discretion of CTI's president or board. Under the agreement, Mr. Miller is entitled to reimbursement of specified expenses and to participation in any savings, 401(k), pension, group medical and other similar plans, which CTI may adopt.


         If the agreement terminates upon a six months notice of termination sent by either party to the agreement prior to the end of the initial three-year term or successive one-year terms, Mr. Miller will be entitled to a severance payment equal to half of his then current annual salary payable over a six-month period after the termination date. Mr. Miller can terminate the agreement in the event of our change of control and is entitled to a severance payment equal to his then current annual salary, payable over a twelve-month period after the termination date.

         CTI can terminate Mr. Miller's employment for cause at any time. Pursuant to the agreement, the term "cause" means that Mr. Miller (i) fails to diligently perform his duties under the agreement (other than the failure due to Mr. Miller's physical or mental illness); (ii) commits an act of dishonesty or breach of trust, or acts in a manner which is inimical or injurious to our business or interests; (iii) violates or breaches any of the provisions of the agreement and fails to cure such breach within 30 days after the receipt of written notice identifying the breach; (iv) intentionally acts or fails to act, which results directly in gain to or personal enrichment of Mr. Miller and injury to CTI; or (v) is indicted for or convicted of a felony or any crime involving larceny, embezzlement or moral turpitude.

         The agreement prohibits Mr. Miller from divulging confidential information regarding CTI's business, except with CTI's prior written consent or except in the proper course of his employment. During Mr. Miller's employment and for a period of six months after the termination of the agreement, Mr. Miller cannot, except with CTI's prior written consent, engage in any business in competition with CTI and, for a period of one year after the termination of his employment, Mr. Miller cannot solicit any person in competition with CTI's business.

Adrian Burt

         CTI Data Solutions Ltd., our United Kingdom subsidiary ("CTI Ltd."), entered into an executive service agreement with Adrian Burt as of February 1, 2002, pursuant to which Mr. Burt agreed to serve as Managing Director. Mr. Burt's employment commenced in February, 1998. Previous service with Databit Limited/Siemens plc from August 1, 1997 counts as part of Mr. Burt's continuous service with CTI Ltd.

         CTI Ltd. will pay Mr. Burt an annual salary of 90,000 UK pounds. The salary will be reviewed annually in the light of CTI Ltd.'s performance and Mr. Burt's contribution to it. CTI Ltd. will pay Mr. Burt guaranteed commission of 10,000 UK pounds per annum. Mr. Burt will be eligible to participate in such management bonus programs of the holding company as may be agreed with CTI Ltd. from time to time. Mr. Burt will also be entitled to reimbursement of specified expenses and to membership of such private medical care or pension scheme as CTI Ltd. may from time to time provide.

         Mr. Burt's employment will continue until terminated in accordance with the agreement. If the employment is terminated pursuant to a notice of termination delivered by either party, CTI Ltd. will pay Mr. Burt an amount equivalent to an additional six months salary and six months guaranteed commission. Mr. Burt's employment will in any event terminate without further notice on his 65th birthday.

         CTI Ltd. can terminate Mr. Burt's employment, without any further payment or compensation, if Mr. Burt (i) commits an act of gross misconduct, including without limitation, dishonesty; (ii) commits any material breach of any term of the agreement, which either cannot be remedied or is not remedied within 30 days after notice specifying the breach; (iii) is adjudged bankrupt or makes any arrangement or composition with his creditors generally; (iv) is convicted of any criminal offence; (v) becomes of unsound mind or otherwise unable to perform his duties due to problems of mental health; (vi) is disqualified from acting as a director in any company or otherwise than with the consent of CTI Ltd. resigns as a director of CTI Ltd. and/or any group company;
(vii) is, in the reasonable opinion of the board, incapable of properly performing his duties under the agreement; or (viii) without reasonable cause, willfully neglects or refuses to discharge his duties.

         Under the agreement, Mr. Burt is prohibited from disclosing the confidential information of CTI Ltd. during the term of the agreement and after the termination of the agreement. Mr. Burt cannot, during the term of the agreement and for a period of six months after the termination of the agreement, engage in a business or perform any actions in competition with CTI Ltd.

Amended and Restated Stock Option and Restricted Stock Plan

         Our stockholders approved the Amended and Restated Stock Option and Restricted Stock Plan (the "Plan") at our 2002 Annual Meeting of Stockholders held on May 30, 2002. The purpose of the Plan is to promote our interests by providing incentives to (i) our designated officers and other employees or those of our subsidiaries; (ii) members of our board of directors; and (iii) independent contractors and consultants who perform services for us and thus to enable us to attract and retain the foregoing eligible participants in the Plan (individually, the "Participant" and, collectively, the "Participants") and to encourage them to acquire or increase the proprietary interest in us.

         Our board of directors or committee of the board comprised of at least two members (collectively, the "Committee") will administer and interpret the Plan. Each committee member must meet the definition of a "non-employee director" within the meaning of Rule 16b-3(b)(3) of the Exchange Act. The Committee has the sole authority to determine the persons eligible to receive grants, the type, size and terms of grants, the time when grants will be made, the duration of any exercise or restriction period, any restrictions on resale applicable to the shares of the Common Stock to be issued or transferred pursuant to the grants and any other matters arising under the Plan.

         Grants under the Plan include: (i) incentive stock options; (ii) nonqualified stock options; and (iii) restricted stock grants (i.e., grants of shares of our Common Stock pursuant to an incentive or long range compensation plan, program or contract approved by the Committee, as described below).

         The Plan also provides for special grants of nonqualified stock options to purchase up to 30,000 shares of the Common Stock vesting over a three-year period for our non-employee members of the board of directors who serve on the committee of the board of directors administering the Plan ("Director's Grants"). A non-employee director who serves on the Committee may receive a Director's Grant at the start of and in consideration for that director's service to us as a Committee member. Director's Grants may be awarded only in the sole discretion of the board of directors. Upon a change of control, a sale or exchange of our assets, our dissolution, liquidation, merger or consolidation, in which we are not the surviving corporation, vesting restrictions imposed under any Director's Grant immediately lapse.

         Only officers and other employees are eligible to receive incentive stock options. All Participants in the Plan are eligible to receive nonqualified stock options and restricted stock grants. The maximum number of shares of the Common Stock that may be subject to grants awarded to any single individual under the Plan is 4,000,000 shares of the Common Stock, except in the case of a Director's Grant, which cannot exceed 30,000 shares of the Common Stock during any three-year period.

         If any change is made to our Common Stock as a result of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, or exchange of shares, or any other change in capital structure without receipt of consideration and this change does not result in the termination of all outstanding grants, the Committee will preserve the value of outstanding grants, by adjusting the maximum number and class of shares issuable under the Plan and the number and class of shares, or the exercise price of each outstanding option.

         The exercise price of an incentive stock option will be the higher of the fair market value or the book value of a share of our Common Stock on the date of the grant. If the Participant owns Common Stock representing more than 10% of the total combined voting power of all classes of our stock or the stock of our subsidiaries, the exercise price per share in the case of an incentive stock option will not be less than 110% of the fair market value of a share of our Common Stock on the date of the grant and the option of such Participant will not be exercisable after the expiration of five years from the date of the grant. The exercise price of a stock option is payable in full at the time of exercise in cash or, with the consent of the Committee, shares of our Common Stock already owned by the Participant and having a fair market value on the date of exercise equal to the exercise price, or a combination of cash and shares.

         Unless the Participant is the holder of 10% of the total combined voting power of our stock or the stock of our subsidiaries, the Participant may exercise options during a period of ten years from the date of the grant, subject to the Committee's determination of the exercise period of the Participant's stock options. However, the Participant's exercise period may terminate earlier if we terminate his or her employment relationship with us or if he or she dies or becomes disabled.

         The aggregate fair market value of the Common Stock, determined as of the date of the grant, with respect to which incentive stock options are exercisable for the first time by the Participant during any calendar year under the Plan and under our other stock option plan, if any, cannot exceed $100,000.

         The board of directors may amend or terminate the Plan at any time. However, amendments that materially increase the benefits accruing to the Participants under the Plan, increase the aggregate number of shares of our Common Stock that may be issued or transferred under the Plan, modify the requirements as to eligibility for participation in the Plan or modify the provisions for determining the fair market value of a share of our Common Stock require stockholder approval.

         In the event of a change of control (as defined in the Plan), the Participant may immediately exercise all outstanding stock options. All restrictions on the transfer of the shares of restricted stock will lapse upon the occurrence of the change of control, provided such shares have not been forfeited. Upon a sale or exchange of all or substantially all of our assets or upon our dissolution, liquidation, merger or consolidation where we are not the surviving corporation, the Participant will have the right to exercise in full any grants, including Director's Grants, not previously exercised, subject to certain conditions. We will not grant incentive stock options after the expiration of 10 years from January 11, 1995.

Certain Relationships and Related Transactions

         As part of the Merger, Anthony Johns, former director and former President and Chief Executive Officer, received options to purchase 300,000 shares of our Class A Common Stock at an exercise price of $1.09 per share. Mr.

Johns subsequently agreed to cancel an option to purchase 200,000 shares of our Class A Common Stock. The remaining options to purchase 100,000 shares of our Class A Common Stock expired in April, 2002. These options were issued to compensate Mr. Johns for his forfeiture of funds under a profit-sharing agreement with us. In addition, prior to the Merger, a number of our former officers and directors also had options to purchase an aggregate of 200,000 shares of our Class A Common Stock, which accelerated and vested as a result of the Merger. Outstanding options were cancelled within ninety days that the directors or officers ceased to be affiliated with us.

         Mr. Johns was provided with reimbursement for housing in Indianapolis. We rented a house for our visiting employees, one of whom was Mr. Johns, from an entity affiliated with Mr. Garrison, our Chairman, and such costs amounted to approximately $15,000 in 2001. We incurred director's fees and expenses and we made certain severance payments to Mr. Johns, upon his resignation as our President and Chief Executive Officer. See "-- Compensation of Directors."

         The Board engaged in 2003, Mr. Dahl as an advisor to the board. Mr. Dahl also serves as Chairman of a subsidiary of Fairford Holdings Limited. Mr. Osseiran, our director, is the managing director of Fairford Holdings Limited. Mr. Dahl earned fees of $9,000 and expenses of $2,008 for the nine months ended September 30, 2003.

         On February 12, 2001, Centillion consummated the Merger with us. Pursuant to the terms of the Merger, all of the outstanding shares of Centillion were exchanged for 17,698,253 shares of our Class A Common Stock and 2,833,334 shares of our Class B Common Stock. Messrs. Garrison and Osseiran, our directors, and Mr. Miller, our Chief Operating Officer, hold directly or indirectly, 2,554,314 shares of our Class B Common Stock.

         Centillion's patents, its right to enforce its patents and its current and future patent enforcement actions and claims, were transferred to a limited liability company that is wholly owned by us ("Tracking LLC"). We and the holders of Class B Common Stock have certain rights to convert Class B Common Stock into Class A Common Stock based on the value of the Tracking LLC. The conversion of Class B Common Stock to Class A Common Stock would result in a materially significant dilution to Class A Common Stock, based on the fair value of the Tracking LLC and the relatively low fair market value of our Class A Common Stock.

         The former Centillion businesses that were not related to the billing business were transferred in 2001 and 2000 prior to the Merger to a limited liability company, CDS Holdings, LLC ("CDS"), along with other additional assets in exchange for a promissory note (the "Promissory Note"). The former Centillion stockholders or directors, which include Messrs. Garrison, Leeds and Osseiran, are affiliated with CDS. The fair value of the Promissory Note amounted to approximately $10,500,000 at the time of issuance. We believe the current value of the Promissory Note is less than $500,000. We will issue additional shares of Class A Common Stock to the former Centillion stockholders for principal payments, at a per share value of 88% of the of the average market value of Class A Common Stock at the time of payment. If the Promissory Note is not fully paid in five years from the date of the Merger, it is to be appraised, and shares of our Class A Common Stock are to be issued for the appraised value at 88% of the average market price at the time of exchange.

         We incurred $32,817 and $39,929 in charges from CDS related to certain patent enforcement activities for the fiscal years ended December 31, 2002 and 2001, respectively. We did not incur further patent enforcement charges from CDS in 2003. Our telephone services are provided by Xila Communications LLC, ("Xila") which is an entity owned by CDS. We incurred $147,797 and $144,884 in telephone expense for the fiscal years ended December 31, 2002 and 2001, respectively. We incurred telephone service charges of $111,530 for the nine month period ended September 30, 2003. We provided billing solutions to this entity for the fiscal years ended December 31, 2002 and 2001 and the revenues recorded amounted to $6,956 and $7,658, respectively. At December 31, 2002 and September 30, 2003, we had a receivable from this entity of $876 and $1,320, respectively. We recorded $4,083 in revenues associated with providing billing solutions to Xila for the nine month period ended September 30, 2003.

         We lease 20,003 square feet of office space for our corporate headquarters located at 333 North Alabama Street, Indianapolis, Indiana. The landlord is an entity in which Messrs. Garrison and Osseiran, our directors and stockholders, have an ownership interest. We incurred $370,492 and $362,594 in lease expense for the fiscal years ended December 31, 2002 and 2001, respectively. We incurred $289,464 in lease expenses for the nine month period ended September 30, 2003. We also paid $237,155 in leasehold improvements to the same landlord in connection with the relocation to the new office space in 2001. The lease expires in November 2003. We are currently in negotiations with the landlord on extensions to its lease on terms that we believe will be more advantageous to us. In the interim the landlord has allowed us to continue to occupy the space on a month-to-month basis at the current existing lease structure.

         We incurred legal expenses of $859,289 and $3,089,026 for the fiscal years ended December 31, 2002 and 2001, respectively, to a law firm of which Mr. Leeds, our director, is a partner. Such expenses relate primarily to fees and expenses associated with patent enforcement activities and general corporate issues. We incurred legal expenses of $127,049 for the nine month period ended September 30, 2003.

         Prior to the merger, we provided certain administrative and accounting services to our former subsidiaries and investees during the fiscal year ended December 31, 2001, which amounted to approximately $59,000. At December 31, 2001 and 2002, we had a receivable from these entities of approximately $21,000 and $0, respectively.

         At December 31, 2000, we had an outstanding note receivable from former CTI Group (Holdings) Inc., the entity that existed prior to the Merger, of $562,911. This note was secured by the accounts receivable of the former CTI Group (Holdings) Inc. payable upon the effective date of the Merger. On February 12, 2001, this obligation was repaid in connection with the Merger.

         On January 28, 2002, we entered into an employment agreement with Mr. Houlberg, our President and Chief Executive Officer. In connection with Mr. Houlberg's employment agreement, he received an advance in the amount of $104,000 to cover qualified relocation costs associated with his required relocation to Indianapolis, Indiana. We estimated actual relocation costs incurred, as of December 31, 2002, amounted to $85,000. Mr. Houlberg is required to return to us any amounts advanced in excess of actual qualified relocation costs incurred. We also agreed to reimburse Mr. Houlberg $5,000 for his legal expenses related to his employment agreement with us. We recorded a $24,000 advance receivable from Mr. Houlberg as of December 31, 2002.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires our directors, executive officers and beneficial owners of more than 10% of our Class A Common Stock (collectively, "Insiders") to file reports of ownership and changes in their ownership of our Class A Common Stock with the Securities and Exchange Commission. The regulations of the Securities and Exchange Commission require Insiders to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such reports received by us, we believe that the Insiders complied with all applicable Section 16(a) filing requirements for fiscal year 2002.

                                 PROPOSAL TWO -
            RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP
                           AS INDEPENDENT ACCOUNTANTS

General Information

         PricewaterhouseCoopers LLP currently serves as our principal accountants and independent accountants and conducted the audit of our accounts for the fiscal year 2002. Our audit committee, appointed PricewaterhouseCoopers LLP to serve as our principal accountants and independent accountants for the fiscal year 2003.

         Selection of a company's independent accountants is not required to be submitted to a vote of the stockholders for ratification. However, the audit committee is submitting this matter to the stockholders as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether to retain PricewaterhouseCoopers LLP and may retain that firm or another without re-submitting the matter to our stockholders. Even if the appointment is ratified, the audit committee may, in its discretion, direct the appointment of different independent accountants at any time during the year if it determines that such change would be in our best interests and in the best interests of our stockholders.

         Representatives of PricewaterhouseCoopers LLP are expected to attend the Annual Meeting. Therefore, representatives of PricewaterhouseCoopers LLP will be available to make a statement and to respond to questions at the Annual Meeting.

Change in Accountants

         The independent auditing firm of Deloitte & Touche LLP audited our financial statements for the fiscal years ended March 31, 2000 and 1999. Because Centillion is the successor company of the Merger for accounting purposes, Centillion's accountants, Olive LLP, replaced Deloitte & Touche LLP as of April 27, 2001. Our decision to change accountants was the result of the Merger and it was approved by our board of directors.

         Deloitte & Touche LLP's reports on our financial statements for the fiscal years ended March 31, 2000 and 1999 did not contain an adverse opinion or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles, except that such reports included an explanatory paragraph identifying certain matters that raised substantial doubt about our ability to continue as a going concern.

         During our fiscal years ended March 31, 2000 and 1999 and subsequent interim period preceding Deloitte & Touche LLP's dismissal, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure as well as no reportable events as described in the rules of the Securities and Exchange Commission.

         Olive LLP was not consulted on our behalf regarding the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on our financial statements.

         On May 7, 2001, we engaged PricewaterhouseCoopers LLP as our independent accountants to replace BKD LLP (formerly Olive LLP). Our audit committee approved this decision to change accountants. Due to the Merger, our board of directors adopted December 31, as our fiscal year which was Centillion's fiscal year. PricewaterhouseCoopers LLP audited our financial statements for the fiscal years ended December 31, 2001 and December 31, 2002. BKD LLP's report for the fiscal year 2000 stated that BKD LLP audited the financial statements of "CTI Group (Holdings) Inc., formerly Centillion Data

Systems, Inc." BKD LLP's report on our financial statements as a successor to Centillion for the fiscal year ended December 31, 2000 did not contain an adverse opinion or a disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles.

         During the period of BKD LLP's engagement, there were no disagreements with BKD LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure as well as no reportable events as described in the rules of the Securities and Exchange Commission.

         PricewaterhouseCoopers LLP was not consulted on our behalf regarding the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on our financial statements.

Audit Fees

         The aggregate fees and out of pocket expenses billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of our financial statements for the fiscal year ended December 31, 2002 and the reviews of the financial statements included in our Forms 10-QSB for that fiscal year were approximately $178,750.

Financial Information Systems Design and Implementation Fees

         The aggregate fees and out of pocket expenses billed by PricewaterhouseCoopers LLP for professional services rendered by it with respect to financial information on systems design and implementation for the fiscal year ended December 31, 2002 totaled $0.

All Other Fees

         The aggregate fees and out of pocket expenses billed for services rendered by PricewaterhouseCoopers LLP, other than for services covered under "Audit Fees" and "Financial Information Systems Design and Implementation Fees", totaled $11,196 for the fiscal year ended December 31, 2002.

         Our audit committee considered the services provided by PricewaterhouseCoopers LLP in addition to the services rendered by it in exchange for audit fees, as discussed above, and determined that the provision of such additional services is compatible with PricewaterhouseCoopers LLP maintaining its independence.

         OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT ACCOUNTANTS.

                                  OTHER MATTERS

         As of the date of this proxy statement, our board of directors does not know of any matters that will be presented for consideration at the Annual Meeting other than as described in this proxy statement. If any other matters should properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting and be voted upon, the persons named as proxies in the accompanying proxy will vote the proxy cards in their discretion in accordance with their best judgment and in the manner they believe to be in our best interests.

                              STOCKHOLDER PROPOSALS

         The deadline for providing us with timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at our 2004 Annual Meeting of Stockholders (the "2004 Meeting") will be October 11, 2004. As to all such matters which we do not have notice on or prior to October 11, 2004 discretionary authority will be granted to the persons designated in our proxy related to the 2004 Meeting to vote on such proposal.

         In addition, Rule 14a-8 requirements applicable to inclusion of stockholder proposals in our proxy materials related to the 2004 Meeting require that a stockholder proposal regarding the 2004 Meeting must be submitted to us at our office located at 333 North Alabama St., Suite 240, Indianapolis, IN 46204, by or on July 28, 2004 to receive consideration for inclusion in our proxy materials for the 2004 Meeting. Any such proposal must also comply with the proxy rules, including Rule 14a-8.


                                  ANNUAL REPORT

         THIS PROXY STATEMENT IS ACCOMPANIED BY OUR ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 INCLUDING OUR UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003. EACH PERSON SOLICITED UNDER THIS PROXY STATEMENT CAN OBTAIN A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 AND OUR QUARTERLY REPORT ON FORM 10-QSB FOR OUR THIRD QUARTER ENDED SEPTEMBER 30, 2003 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE, EXCEPT FOR THE EXHIBITS TO SUCH REPORTS, BY SENDING A WRITTEN REQUEST TO CTI GROUP (HOLDINGS) INC., 333 NORTH ALABAMA ST., SUITE 240, INDIANAPOLIS, IN 46204, ATTN.: MANFRED HANUSCHEK, CHIEF FINANCIAL OFFICER AND SECRETARY.



                                        By Order of the Board of Directors


                                        Manfred Hanuschek
                                        Chief Financial Officer and Secretary




                                                  ANNUAL MEETING OF STOCKHOLDERS OF

                                                     CTI GROUP (HOLDINGS) INC.

                                                          December 18, 2003






                                                     Please date, sign and mail
                                                       your proxy card in the
                                                      envelope provided as soon
                                                            as possible.






                             | Please detach along perforated line and mail in the envelope provided. |
                             +                                                                        +
------------------------------------------------------------------------------------------------------------------------------------
[ ]
____________________________________________________________________________________________________________________________________

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES AND "FOR" PROPOSAL 2.
                                       THE UNDERSIGNED DIRECTS THE PROXIES TO VOTE AS FOLLOWS:
    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
___________________________________________________________________________________________________________________________________
                                                   |
1.To elect as director the following nominees      |                                                    FOR  AGAINST  ABSTAIN
                                                   |      2. To consider and act upon a proposal        [ ]    [ ]      [ ]
                                                   |         to ratify the appointment of
                            NOMINEES:              |         PricewaterhouseCoopers LLP, as the
                                                   |         independent accountants of CTIG.
[ ] FOR ALL NOMINEES        o SALAH OSSEIRAN       |
                            o RUPERT ARMITAGE      |      3. In their discretion, to vote on any other business as may properly
                            o JOHN BIRBECK         |         come before the Annual Meeting or any adjournment or postponement
[ ] WITHHOLD AUTHORITY                             |         of the Annual Meeting.
    FOR ALL NOMINEES                               |
                                                   |      The undersigned may revoke the proxy at any time before it is voted by
[ ] FOR ALL EXCEPT                                 |      giving written notice of revocation to Manfred Hanuschek, Chief
    (See instructions below)                       |      Financial Officer and Secretary of CTIG, at the address below. Upon
                                                   |      giving the written notice of revocation, a stockholder may duly
                                                   |      execute a later dated proxy relating to the same shares or attend the
                                                   |      Annual Meeting and vote in person. Attendance of the Annual Meeting
                                                   |      will not in itself constitute a revocation of the proxy. Before the
                                                   |      taking of the vote at the Annual Meeting, any written notice of
                                                   |      revocation and a subsequent proxy should be sent to CTI Group
                                                   |      (Holdings) Inc., 333 North Alabama St. Suite 240, Indianapolis, IN
                                                   |      46204, attention: Manfred Hanuschek, or hand delivered to Manfred
                                                   |      Hanuschek.
                                                   |
INSTRUCTION: To withhold authority to vote for     |      The undersigned hereby acknowledges receipt of the notice of the
-----------  any individual nominee(s), mark       |      Annual Meeting, the proxy statement relating to the Annual Meeting,
             "FOR ALL EXCEPT" and fill in the      |      2002 annual report and quarterly report on Form 10-QSB for the third
             circle next to each nominee you       |      quarter of fiscal 2003.
             wish to withhold, as shown here:  o   |
___________________________________________________|      YOUR VOTE IS IMPORTANT, PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE
                                                   |      ENCLOSED ENVELOPE PROMPTLY. NO POSTAGE IS NECESSARY IF MAILED IN THE
                                                   |      UNITED STATES.
                                                   |
                                                   |
                                                   |
                                                   |
                                                   |
                                                   |
___________________________________________________|
To change the address on your account, please      |
check the box at right and indicate your new       |
address in the address space above. Please    [ ]  |
note that changes to the registered name(s)        |
on the account may not be submitted via            |
this method.                                       |
___________________________________________________|

                         ----------------------        ----------                           ----------------------        ----------
Signature of Stockholder |                    |  Date: |        |  Signature of Stockholder |                    |  Date: |        |
                         ----------------------        ----------                           ----------------------        ----------
Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a
[ ]   partnership, please sign in partnership name by authorized person.                                                         [ ]












                                                                                                                []           [  ]

                                                      CTI GROUP (HOLDINGS) INC.

                                                   ANNUAL MEETING OF STOCKHOLDERS

                                                          DECEMBER 18, 2003

                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Harold Garrison and Michael Leeds, and each of them, as true and lawful attorneys-in-fact and proxies of the undersigned, with full power of substitution in each for the undersigned, to appear at and represent the undersigned in all matters coming before the annual meeting (the "Annual Meeting") of stockholders of CTI Group (Holdings) Inc.
("CTIG") to be held at the Market Tower Conference Center, 10 West Market Street, Indianapolis, Indiana 46204, located on the 3rd floor, on December 18, 2003 at 11:00 a.m., U.S. Eastern Standard Time (Indiana Local Time), and any postponement or adjournment thereof, and to vote all shares of CTIG's common stock that the undersigned is entitled to vote, with all the powers and authority that the undersigned would possess if personally present at the Annual Meeting.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ON THE REVERSE SIDE BY THE UNDERSIGNED. IF NO
CONTRARY INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ELECTION OF NOMINEES AND FOR PROPOSALS II AND III. IF ANY OTHER
BUSINESS IS PRESENTED AT THE ANNUAL MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT OF THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY
THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT PRESENT, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT
THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT OF THE ANNUAL MEETING.

         THE PROXIES PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR, IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY
EXERCISE ALL THE POWERS CONFERRED BY THIS PROXY. DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY AS TO CERTAIN MATTERS DESCRIBED
IN THE ACCOMPANYING PROXY STATEMENT.

                                          (Continued and to be signed on the reverse side)
[ ]                                                                                                                        14475 [ ]
